Exhibit 10.10

LEASE AMENDMENT 1.0

THIS AMENDMENT (“Amendment”) is entered into as of August 15, 2006 between Arthur W. Skotdal and Marianne P. Skotdal and the marital community composed thereof; and Edwin McRory and Irene McRory and the marital community composed thereof; and Thomas Goyette and Louise Goyette and the marital community composed thereof; and Skotdal Brothers, LLC a Washington limited liability company, hereinafter collectively referred to as “Lessor”, and Coastal Community Bank hereinafter referred to as “Lessee”, and provides for the amendment of that certain lease dated October 21, 1996 (“Lease”) previously entered into by the parties hereto.

Recitals:

A.	The leased premises are located on Lots 7 and 8, Block 667, Plat of Everett, according to the plat recorded in volume 3 of Plats, page 32, in Snohomish County, Washington. Together with Lots A, B, C, and 18A, Block 667, tunnel addition to Everett, according to the plat thereof recorded in Volume 4 of Plats, page 34, in Snohomish County, Washington.

B.	The Term of the Lease is ten (10) years and zero (0) months, commencing on January l, 1997 and terminating December 31, 2006, inclusive.

C.	Lessee has provided Lessor with written notice exercising the first option to extend for a five (5) year period. Lessee has one (l) option remaining to extend the Lease by giving Lessor a ninety day written notice prior to expiration.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

Agreement:

1.	The Lease shall be extended five (5) years, commencing January l, 2007 and ending December 31, 2011 (Paragraph 3).

2.	The base rent for the leased premises shall be increased to $41,583 per month (Paragraph 4).

3.	Lessor will complete mechanical and electrical upgrades per the attached proposal from McKinstry and will authorize commencement of the work upon the signing of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment 1.0 to Lease effective August 15, 2006.

Lessor:

Arthur W. Skotdal and Marianne P. Skotdal and the marital community composed thereof; and Edwin McRory and Irene McRory and the marital community composed thereof; and Thomas Goyette and Louise Goyette and the marital community composed thereof; and Skotdal Brothers, LLC a Washington limited liability company.

By:	/s/ Arthur W. Skotdal
Arthur W. Skotdal

By:	/s/ Marianne P. Skotdal by Arthur W. Skotdal Attorney in Fact
Marianne P. Skotdal by Arthur W. Skotdal Attorney in Fact

By:	/s/ Edwin McRory by Arthur W. Skotdal Attorney in Fact
Edwin McRory by Arthur W. Skotdal Attorney in Fact

By:	/s/ Irene McRory by Arthur W. Skotdal Attorney in Fact
Irene McRory by Arthur W. Skotdal Attorney in Fact

By:	/s/ Thomas Goyette by Arthur W. Skotdal Attorney in Fact
Thomas Goyette by Arthur W. Skotdal Attorney in Fact

By:	/s/ Louise Goyette by Arthur W. Skotdal Attorney in Fact
Louise Goyette by Arthur W. Skotdal Attorney in Fact

By:	/s/ Criag G. Skotdal
Skotdal Brothers, LLC
Craig G. Skotdal, Member

Lessee: Coastal Community Bank

By:	/s/ Lee A. Pintar Lee A. Pintar, Chairman & CEO

Lessor’s Acknowledgement

STATE OF WASHINGTON	)
) SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Arthur W. Skotdal and Marianne P. Skotdal and the marital community composed thereof, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 12th day of September, 2006.

/s/ Connie L. Fisher (Signature)

Connie L. Fisher (Printed Name)

Notary Public in and for the State of Washington, residing in Everett.
My commission expires 1-29-10

STATE OF WASHINGTON	)
) SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Edwin McRory and Louise McRory and the marital community composed thereof, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 12th day of September, 2006.

/s/ Connie L. Fisher
(Signature)

Connie L. Fisher
(Printed Name)

Notary Public in and for the State of Washington, residing in Everett.
My commission expires 1-29-10

Lessor’s Acknowledgement

STATE OF WASHINGTON	)
) SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Thomas Goyette and Louise Goyette and the marital community composed thereof, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 12th day of September, 2006.

/s/ Connie L. Fisher
(Signature)

Connie L. Fisher
(Printed Name)

Notary Public in and for the State of Washington, residing in Everett.
My commission expires 1-29-10

STATE OF WASHINGTON	)
) SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Craig Skotdal, Member of Skotdal Brothers, LLC a Washington limited liability company, to me known to be the company’s representative described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 12th day of September, 2006.

/s/ Connie L. Fisher
(Signature)

Connie L. Fisher
(Printed Name)

Notary Public in and for the State of Washington, residing in Everett.
My commission expires 1-29-10

Lessor’s Acknowledgement

STATE OF WASHINGTON	)
) SS
COUNTY OF SNOHOMISH	)

On this day of September 7, 2006, before me personally appeared Lee A. Pintar, to me known to be Chairman & CEO of Coastal Community Bank, the Corporation that executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said Corporation, for the uses and purposes therein mentioned and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the Corporate Seal of said Corporation.

Given under my hand and official seal this 7th day of September, 2006.

/s/ Joan Hynek
(Signature)

Joan Hynek
(Printed Name)

Notary Public in and for the State of Washington, residing in Everett.
My commission expires 3/24/10

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